                                                                   EXHIBIT 10.48

                               GUARANTY AGREEMENT

     This Guaranty Agreement (the "Guaranty") dated as of this 16th day of April, 1998, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as Exhibit A, being herein referred to collectively as the "Guarantors" and individually as a "Guarantor").

                                  WITNESSETH:

     Whereas, each of the Guarantors is a direct or indirect subsidiary of Fountain View, Inc., a Delaware corporation (the "Borrower"); and

     Whereas, the Borrower and Bank of Montreal ("BOM"), individually and as agent (BOM acting as such agent and any successor or successors to BOM in such capacity being hereinafter referred to as the "Agent") have entered into a Credit Agreement dated as of April 16, 1998 (such Credit Agreement as the same may from time to time hereafter be amended, modified, or restated being hereinafter referred to as the "Credit Agreement") pursuant to which BOM and other banks, financial institutions and letter of credit issuer(s) from time to time parties thereto (BOM, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender" and such letter of credit issuer(s) being hereinafter referred to collectively as the "Letter of Credit Issuers" and individually as a "Letter of Credit Issuer") have extended various credit facilities to the Borrower (the Agent, the Lenders and the Letter of Credit Issuers being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor"); and

     Whereas, the Borrower may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging Liability"); and

     Whereas, the Borrower provides each of the Guarantors with substantial financial, management, administrative, and technical support; and

     Whereas, as a condition to extending the credit facilities to the Borrower under the Credit Agreement, the Guaranteed Creditors have required, among other things, that the Guarantors execute and deliver this Guaranty; and

     Whereas, each Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower; and

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, each Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:

          Section 1. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          Section 2. Each Guarantor hereby jointly and severally guarantees to the Guaranteed Creditors, the due and punctual payment when due of (i) any and all indebtedness, obligations and liabilities of the Borrower and the Guarantors, and of any of them individually, to the Guaranteed Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrower to reimburse the Guaranteed Creditors, or any of them individually, for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement, and all other obligations of the Borrower under any and all applications for Letters of Credit, and any and all liability of the Borrower and the Guarantors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Guaranteed Creditors or their affiliates with respect to any Hedging Liability, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise (including, without limitation, court costs and reasonable attorneys' fees), suffered or incurred by the Guaranteed Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i) and (ii) are hereinafter referred to as the "indebtedness hereby guaranteed". In case of failure by the Borrower punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower. All payments hereunder by any Guarantor shall be made in immediately available funds in Dollars without set-off, counterclaim or other defense or withholding or deduction of any nature. Notwithstanding anything in this Guaranty to the contrary, the right of recovery against a Guarantor under this Guaranty shall not exceed $1.00 less than the amount which would render such Guarantor's obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

          Section 3. Each Guarantor further jointly and severally agrees to pay on demand all expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, or in enforcing or endeavoring to enforce any

Guarantor's obligations hereunder, or any part thereof, or in protecting, defending or enforcing this Guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

          Section 4. Each Guarantor agrees that, upon demand, such Guarantor shall pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed then due (subject to the right of recovery from such Guarantor pursuant to the last sentence of Section 2 above) whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

          Section 5. Each Guarantor agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by any Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated and unless and until such payment in full and termination, any payments made by any Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

          Section 6. To the extent permitted by the Credit Agreement, each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness hereby guaranteed, shall have the right through the Agent pursuant to Section 18 hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to Section 18 hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

          Section 7. This Guaranty is a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect until all indebtedness hereby guaranteed shall be fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

          Section 8. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Borrower or any Guarantor, all of the indebtedness hereby guaranteed which is then existing shall in accordance with the terms of the Credit Agreement immediately become due or accrued and payable from the Guarantors. All payments received from the Borrower or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Guaranteed Creditors.

          Section 9. The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, impairment, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of any Loan Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor (including, without limitation, impairment of collateral and failure to perfect security interest in any collateral), or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower or any Guarantor, possessed by any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Borrower or to any other Guarantor, or to any other person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

          Section 10. In the event the Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as Exhibit A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the Guaranteed Creditors delivered in accordance with the terms of the Credit Agreement, nor shall it in any manner affect the obligations of the other Guarantors hereunder.

          Section 11. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

          Section 12. No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

          Section 13. The Guarantors waive any and all defenses, claims and discharges of the Borrower, or any other obligor or guarantor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantors will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

          Section 14. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

          Section 15. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors after the date hereof to the

Guaranteed Creditors as a guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

          Section 16. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

          Section 17. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth on the appropriate signature page hereof, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

          Section 18. No Lender or Letter of Credit Issuer shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Lenders or Letter of Credit Issuers shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Guaranteed Creditors.

          Section 19. The Guarantors are concurrently herewith granting Liens on substantially all of their assets as security for the indebtedness hereby guaranteed, including certain real property. In consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the Guarantors hereby unconditionally agree to forever indemnify, defend and hold harmless, and covenant not to sue for any claim for contribution against, the Guaranteed Creditors for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by the Borrower or any Guarantor or otherwise occurring on or with respect to their property, (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by the Borrower or any Guarantor or otherwise occurring on or with respect to their property, (iii) any claim for personal injury or property damage in connection with the Borrower or any Guarantor or otherwise occurring on or with respect to their property, and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by the Borrower or any Guarantor made in any loan agreement, promissory note, mortgage, deed of trust, security agreement or any other instrument or document evidencing or securing any indebtedness, obligations or liabilities of the Borrower or any Guarantor owing to the Guaranteed Creditors or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the Guaranteed Creditors' willful misconduct or gross negligence. This indemnification shall survive the payment and satisfaction of all indebtedness, obligations and liabilities of the Borrower and the Guarantors owing to the Guaranteed Creditors and the termination of this Guaranty, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of Guaranteed Creditors and their directors, officers, employees, agents, and collateral trustees, and their successors and assigns.

          Section 20. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE OF ILLINOIS (without regard to principles of conflicts of laws) in which state it shall be performed by the Guarantors and may not be waived, amended, released or otherwise changed except by a writing signed by the Agent. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterparts each of which shall be an original, but all together to be one and the same instrument.

          Section 21. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in Cook County, Illinois, for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. EACH GUARANTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH GUARANTEED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                          [Signature Pages to follow]

     In Witness Whereof, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                               "GUARANTORS"

                               FOUNTAIN VIEW HOLDINGS, INC.
                               LOCOMOTION HOLDINGS, INC.
                               FOUNTAIN VIEW MANAGEMENT, INC.
                               SYCAMORE PARK CONVALESCENT HOSPITAL
                               AIB CORP.
                               ELMCREST CONVALESCENT HOSPITAL
                               BRIER OAK CONVALESCENT, INC.
                               BIA HOTEL CORP.
                               RIO HONDO NURSING CENTER
                               FOUNTAINVIEW CONVALESCENT HOSPITAL
                               ALEXANDRIA CONVALESCENT HOSPITAL, INC.
                               I.'N O., INC.
                               SUMMIT CARE CORPORATION
                               SUMMIT CARE-CALIFORNIA, INC.
                               SUMMIT CARE-TEXAS NO. 2, INC.
                               SUMMIT CARE-TEXAS NO. 3, INC.
                               SUMMIT CARE PHARMACY, INC.
                               SKILLED CARE NETWORK
                               SUMMIT CARE TEXAS EQUITY, INC.
                               SUMMIT CARE MANAGEMENT TEXAS, INC.
                               SNF PHARMACY, INC.
                               FV-SCC ACQUISITION CORP.

                               By /s/ Robert M. Snukal
                                 --------------------------------------
                                 Name:  Robert M. Snukal
                                 Title:  President

                               Address:
                               11900 West Olympic Blvd., Suite 680
                               Los Angeles, CA  90064
                               Attention: Robert M. Snukal
                               Telephone: (310) 571-0351
                               Telecopy: (310) 571-0365

                               Locomotion Therapy, Inc.
                               On-Track Therapy Center, Inc.

                               By /s/ Robert M. Snukal
                                 --------------------------------------
                                 Name:  Robert M. Snukal
                                 Title:  Chief Executive Officer

                               Address:
                               11900 West Olympic Blvd., Suite 680
                               Los Angeles, CA  90064
                               Attention: Robert M. Snukal
                               Telephone: (310) 571-0351
                               Telecopy:  (310) 571-0365

                               SUMMIT CARE TEXAS, L.P.

                               By: Summit Care Management Texas, Inc.,
                                   in its capacity as general partner

                                   By:/s/ Robert M. Snukal
                                      --------------------------------------
                                      Robert M. Snukal, President

                               By: Summit Care Texas Equity, Inc.,
                                   in its capacity as limited partner

                                   By: /s/ Robert M. Snukal
                                      --------------------------------------
                                      Robert M. Snukal, President

                               Address:
                               11900 West Olympic Blvd., Suite 680
                               Los Angeles, CA  90064
                               Attention:  Robert M. Snukal
                               Telephone:  (310) 571-0351
                               Telecopy: (310) 571-0365

     Accepted and agreed to in Chicago, Illinois as of the date first above written.

                               BANK OF MONTREAL, AS AGENT

                               By /s/ Mark F. Spencer
                                  --------------------------------------
                                 Name   Mark F. Spencer
                                     -----------------------------------
                                 Title  Managing Director
                                      ----------------------------------

                               Address:
                               601 South Figueroa Street, Suite 4900
                               Los Angeles, CA  90017
                               Attention:  Ronald Launsbach
                               Telephone:  (213) 239-0602
                               Telecopy: (213) 239-0680

                                   EXHIBIT A
                                       TO
                               GUARANTY AGREEMENT
                ASSUMPTION AND SUPPLEMENT TO GUARANTY AGREEMENT

     This Assumption and Supplement to Guaranty Agreement (the "Agreement") is dated as of this _____ day of ____________, _____, made by [NEW GUARANTOR], a ___________ corporation (the "New Guarantor");

                                WITNESSETH THAT:

     Whereas, certain parties have executed and delivered to the Guaranteed Creditors that certain Guaranty Agreement dated as of April 16, 1998 (such Guaranty Agreement, as the same may from time to time be amended, modified, or restated, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the "Guaranty") pursuant to which such parties (the "Existing Guarantors") have guaranteed to the Guaranteed Creditors the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of Fountain View, Inc. (the "Borrower") arising under or relating to the Credit Agreement and the Loan Documents as defined therein; and

     Whereas, the Borrower provides the New Guarantor with substantial financial, managerial, administrative and technical support and the New Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower;

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the New Guarantor hereby agrees as follows:

       1. The New Guarantor acknowledges and agrees that it shall become a "Guarantor" party to the Guaranty effective upon the date of the New Guarantor's execution of this Agreement and the delivery of this Agreement to the Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Guaranty to the terms "Guarantor" or "Guarantors" shall be deemed to include the New Guarantor.

       2. The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the indebtedness hereby guaranteed (as defined in the Guaranty) and agrees to pay and perform all of the obligations of a Guarantor under the Guaranty according to, and otherwise on and subject to, the terms and conditions of the Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Guaranty and had originally executed the same as such an Existing Guarantor.

       3. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty, except that any reference to the term "Guarantor" or "Guarantors" and any provision of the Guaranty providing meaning to such term shall be deemed a reference to the Existing Guarantors and the New Guarantor. Except as specifically modified hereby, all of the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.

       4. The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent or the Guaranteed Creditors may deem necessary or proper to carry out more effectively the purposes of this Agreement.

       5. No reference to this Agreement need be made in the Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Guaranty in any of such to be deemed a reference to the Guaranty as modified hereby.

       6. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law) in which state it shall be performed by the New Guarantor.

                                                 [NEW GUARANTOR]

                                                 By_______________________
                                                   Name___________________
                                                   Title__________________

     Acknowledged and agreed to as of the date first above written.

                                                 Bank of Montreal, as Agent

                                                 By_______________________
                                                   Name___________________
                                                   Title__________________

                                      -2-